Going concern	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Going concern
2	Going concern
These consolidated financial statements have been prepared on a going concern basis, which assumes that the Group will be able to discharge its liabilities in the ordinary course of business.
The assets of the Group exceed its liabilities by $8,019 million as at December 31, 2021 (while as at 31 December, 2020 Group liabilities exceeded its assets by $6,294 million) and the Group has incurred a net loss after tax of $3,555 million for the year ended December 31, 2021 (2020: $2,745 million).
To support the business plans of the Group, the Company has effectuated the Reverse
Recapitalization
and raised
$4,522 million of cash. Additionally, during 2021 the Group has raised $2,000 million in term loan financing which is secured against assets of the Company and certain subsidiaries. These assets include intellectual property, bank accounts, receivables, property and any proceeds from the sale or disposal of these assets.
As at December 31, 2021, the Group has deposits with banks and financial institutions and cash and cash equivalents of $8,016 million (2020: $3,286 million) available. Based on these factors and in consideration of the Group’s business plans, budgets and forecasts, management has a reasonable expectation that the Group has adequate resources to continue in operational existence for the foreseeable future.